NEWS RELEASE

FORWARD AIR CORPORATION REPORTS FIRST QUARTER 2019 RESULTS
Reports record first quarter financial results, including revenue, operating income, net income, EPS, EBITDA and cash flow from operations
Reports record quarterly free cash flow

GREENEVILLE, Tenn.- (BUSINESS WIRE) - April 24, 2019 - Forward Air Corporation (NASDAQ:FWRD) today reported financial results for the quarter ended March 31, 2019.
Revenue for the quarter ended March 31, 2019 increased 6.2% to $321.5 million from $302.6 million for the same quarter in 2018. Income from operations was $24.7 million compared to $24.2 million in the prior year quarter. Net income during the quarter was $18.4 million compared to $17.7 million in the same quarter of 2018. Net income per diluted share for the first quarter of 2019 was $0.64 compared to $0.60 in the prior year quarter.
For the three months ended March 31, 2019, the Company generated $41.5 million of cash flow from operations compared to $40.8 million for the same period in 2018.
Earnings before interest, taxes, depreciation and amortization ("EBITDA") was $35.6 million in the first quarter of 2019 compared to $34.9 million in the same period of 2018. Free cash flow was $37.8 million in the first quarter of 2019 compared to $35.2 million in the prior year quarter. EBITDA and free cash flow are non-GAAP financial measures and reconciliations of these non-GAAP financial measures are provided in the attached financial tables.
Tom Schmitt, President and CEO, commenting on first quarter results said, “Our strong growth fueled our record first quarter results. Consolidated revenues grew 6.2% driven by solid revenue management across the portfolio. Consolidated operating income grew 2.1%, slowed by weather and higher self-insurance costs.”
Commenting on the Company’s first quarter results, Michael J. Morris, Senior Vice President and CFO, said, “Our first quarter earnings per share of $0.64 was at the high end of our guidance range, driven by strong Intermodal results and a low book tax rate.”  Regarding the Company’s second quarter 2019 guidance, Mr. Morris said, “We expect second quarter year-on-year revenue growth to be 4% to 8%.  We expect net income per diluted share to be between $0.81 and $0.85 in the second quarter of 2019 compared to $0.82 in the second quarter of 2018.”
On April 19, 2019, our Board of Directors declared a quarterly cash dividend of $0.18 per share of common stock.  The dividend is payable to shareholders of record at the close of business on May 24, 2019 and is expected to be paid on June 7, 2019.
This quarterly dividend is made pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.72 for the full year 2019, payable in quarterly increments of $0.18 per share of common stock.  The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance and position.

Review of Financial Results

Forward Air will hold a conference call to discuss first quarter 2019 results on Thursday, April 25, 2019 at 9:00 a.m. EDT. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, where investors can easily find or navigate to pertinent information about us, or by dialing (800) 230-1059. A replay of the conference call will be available on the Investor Relations portion of the Company’s website at www.forwardaircorp.com beginning shortly after completion of the live call.

About Forward Air Corporation
Forward Air keeps your business moving forward by providing services within four business segments: Expedited LTL (provides expedited regional, inter-regional and national LTL services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, final mile solutions and customs brokerage by utilizing a comprehensive national network of terminals); Intermodal (provides first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services); Truckload Premium Services (provides expedited truckload brokerage, dedicated fleet services, as well as high-security and temperature-controlled logistics services); and Pool Distribution (provides high-frequency handling and distribution of time sensitive product to numerous destinations within a specific geographic region). For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three months ended
	March 31, 2019	March 31, 2018
Operating revenue:
Expedited LTL	$178,553	$169,944
Intermodal	54,115	48,568
Truckload Premium Services	45,667	46,094
Pool Distribution	45,185	42,671
Eliminations and other operations	(2,049)	(4,669)
Operating revenue	321,471	302,608

Operating expenses:
Purchased transportation	144,014	139,666
Salaries, wages and employee benefits	76,362	69,581
Operating leases	19,173	17,964
Depreciation and amortization	10,827	10,690
Insurance and claims	9,371	7,153
Fuel expense	5,608	5,554
Other operating expenses	31,382	27,765
Total operating expenses	296,737	278,373
Income (loss) from operations:
Expedited LTL	19,547	20,773
Intermodal	6,181	3,469
Truckload Premium Services	841	(43)
Pool Distribution	1,251	1,371
Other operations	(3,086)	(1,335)
Income from operations	24,734	24,235

Other expense:
Interest expense	(575)	(371)
Other, net	(1)	—
Total other expense	(576)	(371)
Income before income taxes	24,158	23,864
Income tax expense	5,751	6,123
Net income and comprehensive income	$18,407	$17,741

Net income per share:
Basic	$0.64	$0.60
Diluted	$0.64	$0.60

Dividends per share:	$0.18	$0.15

Expedited LTL Segment Information
(In millions)
(Unaudited)

	Three months ended
	March 31,	Percent of	March 31,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$178.6	100.0%	$169.9	100.0%	$8.7	5.1%

Operating expenses:
Purchased transportation	79.6	44.6	78.4	46.2	1.2	1.5
Salaries, wages and employee benefits	41.1	23.0	37.7	22.2	3.4	9.0
Operating leases	10.9	6.1	9.9	5.8	1.0	10.1
Depreciation and amortization	5.8	3.2	5.5	3.2	0.3	5.5
Insurance and claims	3.9	2.2	3.2	1.9	0.7	21.9
Fuel expense	1.8	1.0	1.3	0.8	0.5	38.5
Other operating expenses	15.9	8.9	13.1	7.7	2.8	21.4
Total operating expenses	159.0	89.0	149.1	87.8	9.9	6.6
Income from operations	$19.6	11.0%	$20.8	12.2%	$(1.2)	(5.8)%

Expedited LTL Operating Statistics

	Three months ended
	March 31,	March 31,	Percent
	2019	2018	Change

Business days	63	64	(1.6)%

Tonnage
Total pounds ¹	596,640	608,822	(2.0)
Pounds per day ¹	9,470	9,513	(0.5)

Shipments
Total shipments ¹	929.6	970.8	(4.2)
Shipments per day ¹	14.8	15.2	(2.6)

Weight per shipment	642	627	2.4

Revenue per hundredweight	$26.78	$25.27	6.0
Revenue per hundredweight, ex fuel	22.74	21.75	4.6

Revenue per shipment	$174	$161	8.1
Revenue per shipment, ex fuel	148	139	6.5

Network revenue from door-to-door shipments as a percentage of network revenue [2,3]	38.3%	34.1%	12.3%

¹ In thousands
[2] Door-to-door shipments include all shipments with a pickup and/or delivery
[3] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial and final mile revenue

Intermodal Segment Information
(In millions)
(Unaudited)

	Three months ended
	March 31,	Percent of	March 31,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$54.1	100.0%	$48.6	100.0%	$5.5	11.3%

Operating expenses:
Purchased transportation	18.4	34.0	18.7	38.5	(0.3)	(1.6)
Salaries, wages and employee benefits	12.7	23.5	10.3	21.2	2.4	23.3
Operating leases	3.8	7.0	4.0	8.2	(0.2)	(5.0)
Depreciation and amortization	1.9	3.5	1.6	3.3	0.3	18.8
Insurance and claims	1.4	2.6	1.4	2.9	—	—
Fuel expense	1.6	3.0	1.6	3.3	—	—
Other operating expenses	8.1	15.0	7.5	15.4	0.6	8.0
Total operating expenses	47.9	88.5	45.1	92.8	2.8	6.2
Income from operations	$6.2	11.5%	$3.5	7.2%	$2.7	77.1%

Intermodal Operating Statistics

	Three months ended
	March 31,	March 31,	Percent
	2019	2018	Change

Drayage shipments	75,607	73,671	2.6%
Drayage revenue per shipment	$625	$571	9.5
Number of locations	21	19	10.5%

Truckload Premium Services Segment Information
(In millions)
(Unaudited)

	Three months ended
	March 31,	Percent of	March 31,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$45.7	100.0%	$46.1	100.0%	$(0.4)	(0.9)%

Operating expenses:
Purchased transportation	34.5	75.5	34.8	75.5	(0.3)	(0.9)
Salaries, wages and employee benefits	4.6	10.1	5.1	11.1	(0.5)	(9.8)
Operating leases	0.1	0.2	0.2	0.4	(0.1)	(50.0)
Depreciation and amortization	1.6	3.5	1.8	3.9	(0.2)	(11.1)
Insurance and claims	1.0	2.2	1.0	2.2	—	—
Fuel expense	0.7	1.5	1.1	2.4	(0.4)	(36.4)
Other operating expenses	2.3	5.0	2.1	4.5	0.2	9.5
Total operating expenses	44.8	98.0	46.1	100.0	(1.3)	(2.8)
Income from operations	$0.9	2.0%	$—	—%	$0.9	100.0%

Truckload Premium Services Operating Statistics

	Three months ended
	March 31,	March 31,	Percent
	2019	2018	Change

Total Miles ¹	18,757	20,072	(6.6)%
Empty Miles Percentage	7.9%	9.7%	(18.6)
Tractors (avg)	306	335	(8.7)
Miles per tractor per week [2]	1,932	2,229	(13.3)

Revenue per mile	$2.33	$2.19	6.4
Cost per mile	$1.86	$1.81	2.8%

¹ In thousands
[2] Calculated using Company-employed driver and owner-operator miles

Pool Distribution Segment Information
(In millions)
(Unaudited)

	Three months ended
	March 31,	Percent of	March 31,	Percent of		Percent
	2019	Revenue	2018	Revenue	Change	Change
Operating revenue	$45.2	100.0%	$42.7	100.0%	$2.5	5.9%

Operating expenses:
Purchased transportation	13.4	29.6	12.1	28.3	1.3	10.7
Salaries, wages and employee benefits	16.7	36.9	15.9	37.2	0.8	5.0
Operating leases	4.3	9.5	3.7	8.7	0.6	16.2
Depreciation and amortization	1.6	3.5	1.8	4.2	(0.2)	(11.1)
Insurance and claims	1.2	2.7	0.9	2.1	0.3	33.3
Fuel expense	1.5	3.3	1.6	3.8	(0.1)	(6.3)
Other operating expenses	5.2	11.5	5.3	12.4	(0.1)	(1.9)
Total operating expenses	43.9	97.1	41.3	96.7	2.6	6.3
Income from operations	$1.3	2.9%	$1.4	3.3%	$(0.1)	(7.1)%

Pool Operating Statistics

	Three months ended
	March 31,	March 31,	Percent
	2019	2018	Change

Cartons ¹	22,316	20,223	10.3%
Revenue per carton	$2.02	$2.11	(4.3)
Terminals	28	28	—%

¹ In thousands

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$42,165	$25,657
Accounts receivable, net	150,623	156,359
Other current assets	9,283	19,066
Total current assets	202,071	201,082

Property and equipment	417,606	413,900
Less accumulated depreciation and amortization	210,750	204,005
Total property and equipment, net	206,856	209,895
Operating lease right-of-use assets	133,361	—
Goodwill and other acquired intangibles:
Goodwill	199,092	199,092
Other acquired intangibles, net of accumulated amortization	111,150	113,661
Total goodwill and other acquired intangibles, net	310,242	312,753
Other assets	33,047	36,485
Total assets	$885,577	$760,215

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$31,124	$34,630
Accrued expenses	41,434	39,784
Current portion of debt and finance lease obligations	264	309
Current portion of operating lease obligations	43,824	—
Total current liabilities	116,646	74,723

Debt and finance lease obligations, less current portion	47,312	47,335
Operating lease obligations, less current portion	89,915	—
Other long-term liabilities	40,257	47,739
Deferred income taxes	38,010	37,174

Shareholders’ equity:
Common stock	284	285
Additional paid-in capital	214,173	210,296
Retained earnings	338,980	342,663
Total shareholders’ equity	553,437	553,244
Total liabilities and shareholders’ equity	$885,577	$760,215

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	March 31, 2019	March 31, 2018
Operating activities:
Net income	$18,407	$17,741
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,827	10,690
Share-based compensation	3,047	2,261
(Gain) loss on disposal of property and equipment	(61)	82
Provision for loss on receivables	629	134
Provision for revenue adjustments	540	817
Deferred income tax expense	836	3,713
Changes in operating assets and liabilities
Accounts receivable	4,567	805
Prepaid expenses and other current assets	2,699	2,715
Income taxes	4,631	1,768
Accounts payable and accrued expenses	(4,596)	87
Net cash provided by operating activities	41,526	40,813

Investing activities:
Proceeds from disposal of property and equipment	407	644
Purchases of property and equipment	(4,090)	(6,221)
Other	(6)	(91)
Net cash used in investing activities	(3,689)	(5,668)

Financing activities:
Payments of finance lease obligations	(68)	(74)
Proceeds from exercise of stock options	830	—
Payments of cash dividends	(5,189)	(4,413)
Repurchase of common stock (repurchase program)	(14,181)	(19,993)
Cash settlement of share-based awards for tax withholdings	(2,721)	(1,823)
Net cash used in financing activities	(21,329)	(26,303)
Net increase in cash	16,508	8,842
Cash at beginning of period	25,657	3,893
Cash at end of period	$42,165	$12,735

Forward Air Corporation Reconciliation of U.S. GAAP and Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP (also referred to herein as “reported”). However, the Company also uses “non-GAAP financial measures” that are derived on the basis of methodologies other than in accordance with GAAP. Specifically, the Company believes that meaningful analysis of its financial performance in 2019 and 2018 requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company’s performance.

This press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2019 and 2018 on a consolidated basis; and free cash flow for the three months ended March 31, 2019 and 2018. The Company believes that including these items will assist investors in understanding its core operating performance and allow for more accurate comparisons of results.

The Company believes that EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance stockholder value.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the tables below present, for the periods indicated, a reconciliation of the Company's presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

Forward Air Corporation
Reconciliation to U.S. GAAP
(In thousands)
(Unaudited)

	Three months ended
	March 31, 2019	March 31, 2018
Net income	$18,407	$17,741
Interest expense	575	371
Income tax expense	5,751	6,123
Depreciation and amortization	10,827	10,690
EBITDA	$35,560	$34,925

	Three months ended
	March 31, 2019	March 31, 2018
Net cash provided by operating activities	$41,526	$40,813
Proceeds from disposal of property and equipment	407	644
Purchases of property and equipment	(4,090)	(6,221)
Free cash flow	$37,843	$35,236

The following table summarizes supplemental guidance information that management believes to be useful.

Forward Air Corporation
Additional Guidance Data
(In thousands, except per share data)
(Unaudited)

Three months ended
Actual	March 31, 2019
Net income	$18,407
Income allocated to participating securities	(208)
Numerator for diluted income per share - net income	$18,199

Fully diluted share count	28,648
Diluted earnings per share	$0.64

Projected	Full year 2019
Projected tax rate	25.5%

Projected capital expenditures, net	$34,000

Projected	December 31, 2019
Projected year end fully diluted share count	28,100

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to expected second quarter 2019 revenue growth and net income per diluted shares, full year 2019 projected tax rate, share count, capital expenditures and the future declaration of dividends.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the creditworthiness of our customers and their ability to pay for services rendered, the availability and compensation of qualified independent owner-operators and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, loss of a major customer, increasing competition and pricing pressure, our ability to secure terminal facilities in desirable locations at reasonable rates, our inability to successfully integrate acquisitions, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental and tax matters, insurance matters, the handling of hazardous materials and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2018 and quarterly reports on Form 10-Q filed thereafter.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Forward Air Corporation

Forward Air Corporation
Michael J. Morris, 404-362-8933
mmorris@forwardair.com